Exhibit 10.1
FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

In the Matter of:	)
	)	STIPULATION AND CONSENT
REPUBLIC BANK & TRUST COMPANY	)	TO ISSUANCE OF A CONSENT
LOUISVILLE, KY	)	ORDER AND ORDER TO PAY
	)	CIVIL MONEY PENALTIES
(INSURED STATE NONMEMBER	)
BANK))		FDIC-10-079b
	)	FDIC-10-216k

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF A CONSENT ORDER, ORDER TO PAY CIVIL MONEY PENALTIES, AND ORDER TERMINATING ORDER TO CEASE AND DESIST (“CONSENT AGREEMENT”) by the Federal Deposit Insurance Corporation (“FDIC”), it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC and Republic Bank & Trust Company of Louisville, Kentucky (the “Bank”) as follows:

1.           The FDIC issued an Amended Notice of Charges for an ORDER TO CEASE AND DESIST, NOTICE OF ASSESSMENT OF CIVIL MONEY PENALTIES, FINDINGS OF FACT AND CONCLUSIONS OF LAW, ORDER TO PAY, AND NOTICE OF HEARING (“NOTICE”) against the Bank in the above-captioned matter on May 3, 2011.

2.           On May 18, 2011, the Bank filed an ANSWER and AFFIRMATIVE DEFENSES TO THE NOTICE (“ANSWER”) and requested a hearing.

3.           The hearing in the above-captioned matter is presently scheduled to commence on February 6, 2012.

4.           Now, solely for the purpose of this proceeding and without admitting or denying any charges of unsafe or unsound banking practices or violations of law and/or regulations, the Bank hereby consents and agrees to the issuance of a CONSENT ORDER, ORDER TO PAY CIVIL MONEY PENALTIES, AND ORDER TERMINATING ORDER TO CEASE AND DESIST ("ORDER") by the FDIC.

5.           The Bank stipulates and agrees that the ORDER is intended to be, and shall be construed to be, a final order issued pursuant to 12 U.S.C. 12 U.S.C. §§ 1818(b) and 1818(i), and expressly does not form, and may not be construed to form, a contract binding on the FDIC or the United States.

6.           In connection with this proceeding, the Bank hereby waives:

a.	A hearing for the purpose of taking evidence;

b.	The filing of PROPOSED FINDINGS OF FACT AND CONCLUSIONS OF LAW;

c.	A RECOMMENDED DECISION of an Administrative Law Judge;

d.	The filing of exceptions and briefs with respect to such RECOMMENDED DECISION; and

e.	Judicial review of the ORDER as provided by section 8(h) of the Act, 12 U.S.C. § 1818(h), and/or any other challenge to the validity of the ORDER.

7.           The Bank further consents and agrees to pay a civil money penalty in the amount of  Nine Hundred Thousand Dollars ($900,000.00) to the Treasury of the United States pursuant to the provisions of section 8(i)(2) of the Act, 12 U.S.C. § 1818(i)(2).  The Bank shall pay the civil money penalty by delivering to the FDIC a certified check payable to the Treasury of the United States in the amount of Nine Hundred Thousand Dollars ($900,000.00) upon execution of the CONSENT AGREEMENT.  Upon issuance of the ORDER by the FDIC, the FDIC shall remit the certified check to the Treasury of the United States.

8.           The Bank has developed an Electronic Refund Originator (“ERO”) Oversight Plan (the “Plan”) to enhance oversight of the EROs through which the Bank offers products and services, which Plan has been submitted to the FDIC Regional Director for non-objection or comment.

9.           Having received no objection to the Plan from the FDIC Regional Director, the Bank’s duly elected Board of Directors (“Board”) has approved the Plan, which approval has been recorded in the minutes of the Board meeting.  The Bank shall implement and comply with the Plan.

10.         The Bank further agrees that on or before April 30, 2012, it shall exit the business of making or funding Refund Anticipation Loans (“RALs”) and shall not thereafter resume such business.

11.         The Bank further agrees that, within ten (10) days of the acceptance of the ORDER by the FDIC, the Bank shall file a stipulation of voluntary dismissal with prejudice of its civil action against the FDIC et al., filed in the United States District Court for the Western District of Kentucky, Docket No. 3:11-cv-00119-CRS.

12.         Upon acceptance of this CONSENT AGREEMENT and issuance of the ORDER by the FDIC, it is agreed that no action to enforce such ORDER in the United States District Court will be taken by the FDIC unless the Bank or any director, officer, employee, agent, successor or assignee, or other institution-affiliated party, has violated or is about to violate any provision of the ORDER.

13.         Provided that the Bank has complied with the terms of this CONSENT AGREEMENT, the FDIC agrees that it will consider any merger applications filed with the FDIC by the Bank and any requests by the Bank for clearance to bid on the assets and deposits of failing institutions.  In considering such merger applications or requests for clearance to bid that may be submitted by the Bank, the FDIC will apply the same requirements, standards, and policies that the FDIC typically applies with respect to any other insured depository institution.  The Bank may file such merger applications or requests for clearance to bid immediately upon acceptance of this CONSENT AGREEMENT by the FDIC.

14.         The FDIC and the Bank agree that entering into this CONSENT AGREEMENT shall not constitute an admission or denial of liability by the Bank for the transactions and practices that form the basis of the ORDER.

Dated this 8th day of December, 2011.

FEDERAL DEPOSIT INSURANCE	REPUBLIC BANK & TRUST COMPANY
CORPORATION	LOUISVILLE, KENTUCKY

By:	By:

/s/ David P. Weber	/s/ Ronald F. Barnes
David P. Weber	Ronald F. Barnes
Supervisory Counsel	Director
Enforcement Section

/s/ Campbell Brown
Campbell Brown
Director

/s/ Stan Curtis
Stan Curtis
Director

/s/ Laura M. Douglas
Laura M. Douglas
Director

/s/ D. Harry Jones
D. Harry Jones
Director

/s/ Tom Jurich
Tom Jurich
Director

/s/ Kent Oyler
Kent Oyler
Director

/s/ Mary Ellen Slone
Mary Ellen Slone
Director

/s/ Scott Trager
A. Scott Trager
Director

/s/ Bernard M. Trager
Bernard M. Trager
Director

/s/ Steven E. Trager
Steven E. Trager
Chairman of the Board

Comprising the Board of
Directors of
REPUBLIC BANK & TRUST COMPANY
LOUISVILLE, KENTUCKY